Subsequent Events	12 Months Ended
Dec. 31, 2017
Disclosure of Subsequent event [Abstract]
Disclosure of events after reporting period [text block]
42.	Subsequent Events

FLWJ was resolved by its board of directors for liquidation in October 2012. As of December 31, 2017, the liquidation was still in process. In January 2018, FLMI has received the proceeds of USD7,905 thousand as return of capital from FLWJ.

According to the amendment to the ROC Income Tax Act enacted by the office of the President of the ROC on February 7, 2018, an increase in the corporate income tax rate from 17% to 20% is applicable upon filing the corporate income tax return starting from fiscal year 2018 onwards. This increase does not affect the amounts of the current and deferred taxes recognized on December 31, 2017. However, this amendment will increase the Company’s current and deferred tax charge accordingly in the future. Assuming the new tax rate is applied in calculating the taxable temporary differences and unused tax losses carryforwards recognized on December 31, 2017, the deferred tax assets and deferred tax liabilities would increase by $998,697 thousand and $214,490 thousand, respectively.

On March 13, 2018, the Company acquired 100% of the common shares and preferred shares of ComQi Ltd. (“ComQi”) for total consideration not exceeding USD28 million. ComQi is engaged in providing content management services.